LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus
Dated May 1, 2005

Listed below are preliminary estimates of year-end per share distributions of ordinary income and capital gains for the Portfolios of Lazard Retirement Series, Inc. (the "Fund"), based on information available as of the date of this supplement. The Fund will pay dividends and capital gains, if any, on December 21, 2005. The declaration and record date will be December 19, 2005 and the ex-dividend date will be December 20, 2005.

                                    Estimated Ordinary     Estimated Short-Term     Estimated Long-Term
                                      Income Dividend          Capital Gain             Capital Gain
Portfolio                                Per Share        Distribution Per Share   Distribution Per Share
--------------------------------------------------------- ------------------------ -----------------------
Retirement Equity                          $0.05                    --                      --
Retirement Small Cap                        --                     $0.58                   $0.59
Retirement International Equity            $0.15                   $0.14                   $0.35
Retirement Emerging Markets                $0.14                   $0.50                   $0.71

Please be advised that these estimates may change prior to the distribution date due to book/tax adjustments and changes in shares outstanding.

Dated: November 18, 2005